                                                               EXHIBIT 10.37
                                                         (Translated from German
                                                                to English)


                                                                [logo]   PHILIPS

PHILIPS MIETSYSTEM GmbH

Philips Mietsystem GmbH . P.O. Box 10 02 29 . D-20001 Hamburg    PMG

                              1996 Bonus Agreement

between

     Philips Mietsystem GmbH
     Steindamm 55
     20099 Hamburg
and
     Prodac Prozessdatentechnik GmbH
     Max-Planck-Str. 38
     50858 Cologne

As an incentive for steady cooperation--conclusion of sale and lease back contracts or brokerage of lease or rent-to-own contracts--it is intended that a bonus be paid for 1996 based on the following conditions:

Basis: Purchase value of all leasing or rent-to-own contracts in 1996 received at PMG from Prodac with lease starting dates which also fall within 1996; in the case of contracts focused abroad, [***]% of their purchase value shall flow into the bonus calculation.

Scale:    [***]

PHILIPS MIETSYSTEM GMBH       Prodac Prozessdatentechnik GmbH
                              [stamp]
                              Prodac Prozessdatentechnik GmbH
                              - Electronicsysteme -
                              Max-Planck-Str. 38 . 50858 Cologne
/S/P. Mager    /s/Authorized signature
P. Mager       G.F.K. [illegible]

Management:       Steindamm 55-59             Leipzig branch
Wilhelm Zeller    20099 Hamburg               Bruhl 76
Paul Mager        Telephone: (040) 284 32-0   04109 Leipzig
                  Fax:  (040) 286 32-299      Telephone:     (0341) 2 11 52 58
                  Telegram:  [illegible]                     (0341) 2 11 52 02



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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Chairman of the          Hamburgische Landesbank     Fax:                 (0341) 2 11 63 74
Supervisory Board:       (bank wire number           Banking connection:  BW Bank, Leipzig
Karl [illegible]         700 500 00) 306 555                              (bank wire number 960 200 70) 110
                                                                          18004 00
Corporate domicile:
Hamburg
Register Court, Hamburg:  HRB [illegible]
Register Court, Leipzig:  HRB [illegible]

                                                                 [logo]  PHILIPS

PHILIPS MIETSYSTEM GMBH
--------------------------------------------------------------------------------

Philips Mietsystem GmbH . P.O. Box 10 02 29 . D-20001 Hamburg    PMG

Side agreement concerning leasing contract no. [handwritten:] 95 02219 157
----------------------------------------------                ------------


I. Financing shall be carried out using the sale and lease back procedure (purchase price DM [***] net). The contract shall be focused on partial amortization:

     The customer hereby confirms that he is the owner of the products and that third-party rights do not exist. Title shall pass to PMG upon payment of
                           ---
     the invoice amount by PMG (the customer shall document the value by means of an original invoice); the products shall remain in the possession of the customer.


II.  Notwithstanding (S) 11.2, the purchase price shall be DM [***] net.


III. Ownership and possession situation
     ----------------------------------

     Notwithstanding (S) VIII.3, we hereby grant the customer a right to sublease. The sublessees can be seen under paragraph IV. Subleasing or other third-party use which deviates from paragraph I shall require the prior consent of PMG. (S) 549 par. 1 sentence 2 BGB [German Civil Code] shall not apply. In all cases of subleasing and/or third-party use, the
                          ---
     customer hereby assigns his rights against the third party to PMG (particularly his payment claims arising from the sublease contract).

     PMG may take drastic measures against the sublessee in the


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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

     event of payment default on the part of the customer in excess of 3 months. The customer shall provide a corresponding provision in his sublease contract or comparable use document and shall document it for PMG upon request.


IV. The locations of the individual products shall be listed by the customer by means of the operator contract and delivery protocols.

     The locations are as follows:

     1.)  [***]
     2.)
     3.)

[stamp]
PRODAC                              Date:  10/25/96
Prozessdatentechnik GmbH
- Electronicsysteme -               PHILIPS MIETSYSTEM GMBH
Max-Planck-Str. 38 . 50858 Cologne
                                    /s/Authorized signature
/s/Authorized signature
----------------------------------
Company stamp and legally binding
signature of the customer

Management:              Steindamm 55-59               Leipzig branch
Wilhelm Zeller           20099 Hamburg                 Bruhl 76
Paul Mager               Telephone: (040) 284 32-0     04109 Leipzig
                         Fax:  (040) 286 32-299        Telephone:       (0341) 2 11 52 58
                         Telegram:  [illegible]                         (0341) 2 11 52 02
Chairman of the          Hamburgische Landesbank       Fax:             (0341) 2 11 63 74
Supervisory Board:       (bank wire number             Banking connection:  BW Bank, Leipzig
Karl [illegible]         700 500 00) 306 555                            (bank wire number 960 200 70) 110
                                                                        18004 00
Corporate domicile:
Hamburg
Register Court, Hamburg:  HRB [illegible]
Register Court, Leipzig:  HRB [illegible]


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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

PHILIPS [logo]                                             PHILIPS

PHILIPS MIETSYSTEM GMBH
LEASING CONTRACT NO.:  05 022219 157                           PMG
                                Steindamm 55        Bruhl 76
                                20099 Hamburg       04109 Leipzig
To:
Prodac
Prozessdatentechnik GmbH
Max-Planck-Str. 38
50858 Cologne


(Customer)                                                   (PMG)
----------                                                   -----

By jointly signing this document, the parties enter into a leasing contract concerning the products listed herein. The leasing terms attached to this contract shall apply (3rd + 7th pages of the form). The prevailing statutory value-added tax shall be added to all of the listed sums.

--------------------------------------------------------------------------------
Pos. Quantity    Product No./title                                       Use
                                                                        DM/MO.
--------------------------------------------------------------------------------

1    1         Hotel video communications system

               see also the supplemental terms in the
               side agreement                                           [***]


--------------------------------------------------------------------------------

One-time costs (payable in addition to    Total sum for the use
the first monthly payment) DM:  -         (payable monthly in           [***]

--------------------------------------------------------------------------------

Imputed term:  54 months  System: [illegible]  Tentative delivery date: 11/1/96

--------------------------------------------------------------------------------

Location:      see side agreement

--------------------------------------------------------------------------------

UNTIL REVOCATION, THE CUSTOMER HEREBY AUTHORIZES PMG TO CHARGE THE COMPENSATION PAYABLE PURSUANT TO THE LEASE CONTRACT--PLUS THE PREVAILING STATUTORY VALUE-ADDED TAX--FROM THE ACCOUNT DESIGNATED BELOW.
IN THE ABSENCE OF A DEBIT AUTHORIZATION, WE WILL TAKE THE LIBERTY OF INCREASING THE USE CHARGE BY DM 7.00.

--------------------------------------------------------------------------------

Exact name of bank, bank wire number, account number:
Deutsche Bank AG Cologne, bank wire no. 370 700 60, acct. no. 3273109

--------------------------------------------------------------------------------

[stamp]
PRODAC                              Date:  [illegible]
Prozessdatentechnik GmbH
- Electronicsysteme -               Philips Mietsystem GmbH


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[***]  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Max-Planck-Str. 38 . 50858 Cologne

Company stamp and legally binding
signature of the customer
                         [footer information]
PHILIPS                                                                 PHILIPS


PHILIPS MIETSYSTEM GMBH

LEASING CONTRACT NO.:  95 02219 097



LEASE TERMS

I. SUBJECT MATTER OF CONTRACT: 1. Pursuant to this contract, PMG shall permit the customer to engage in paid use of the products listed on the front page.

2. The customer is aware that PMG acquires the products specifically for the individual contract in order to make them available for use by the customer for the term of the contract in exchange for payment of monthly compensation.

II. DELIVERY: 1. The delivery of the operationally ready products shall be defined in a delivery protocol, of which the customer shall receive a copy.

2. The delivery period shall be extended in a reasonable manner, if PMG is prevented from performing this contract in a timely manner due to strike, lock-out, Act of God or delivery disruptions with the manufacturer, supplier or subcontractor. The customer may terminate the contract if PMG is in default and does not perform within a reasonable grace period. Deadline imposition and notice of termination must be in writing. If PMG is in default with respect to a portion of the delivery, and the customer is able to use the other products independently, the customer shall be solely entitled to a corresponding partial termination of the contract.

3. If it is impossible for PMG to perform the contract in whole or in part due to the reasons stated in section 2, PMG shall be released from its duty to deliver and the customer shall be released from its duty to pay.

4. PMG shall be entitled to make partial deliveries and render partial services.

5. As long as the customer is in default with respect to payment of the monthly compensation or payment on a delivery or service which PMG provided pursuant to this contract, PMG shall be entitled to withhold deliveries or services without incurring an obligation to make compensation for any damages which arise.

III. CONTRACT TERM: 1. The use relationship shall begin on the date of delivery of the operationally ready products. If PMG makes partial deliveries which can be used by the customer independent of the still outstanding deliveries, and pro rata compensation can be seen from the contract or delivery protocol, the use period shall begin separately for each sub-product upon operationally ready delivery.

2.   The contract is concluded for an indefinite term.

3. The customer may terminate the use relationship or the individual sub-use relationships upon notice of 6 months no earlier than the end of the imputed term. The imputed term (in months) shall begin at the beginning of contractual payment.

4. PMG hereby irrevocably offers the customer the opportunity to rescind the contract on a mutually agreeable basis in exchange for a compensation payment. The customer may accept this offer upon declaration notice of 6 months effective no earlier than the end of the month following the respective beginning of contractual payment which corresponds to half of the stipulated imputed term-- rounded up to full months. This offer shall only apply if 40% of the ordinary operational useful life has been fulfilled.

A settlement payment shall be due upon acceptance of the contract. It shall be calculated based on the total of the compensation still outstanding through the expiration of the imputed term. Upon acceptance of this offer, the remaining sum shall accrue interest at the prevailing Bundesbank discount rate at the time of premature end of the contract. The sum, plus the prevailing value-added tax, shall be due without deduction on the date of the premature end of the contractual relationship. (In addition, the costs of return pursuant to section XV shall be due).

In the event of the sale of the products returned to PMG within

90 days, 90% of the net sales proceeds--but not more than the amount of the compensation payment therefor--shall be credited to the customer.

IV. PAYMENT: 1. The customer shall pay compensation on a monthly basis in advance starting from the first day of the month following delivery of the operationally ready products. The compensation shall not include any fees payable to the Deutsche Bundespost or other agency.

2. If the customer defaults on a payment, PMG shall be entitled to charge interest in the amount of 3% above the respective discount rate of the Deutsche Bundesbank.

3. The customer may only assert a right of retention if said right is based on claims arising from this leasing contract. He shall be entitled to an offset against the claims of PMG if PMG has acknowledged the customer's counter claim or if said counter claim has been established by final judicial determination.


V. CHANGE IN COMPENSATION: 1. The monthly compensation may be adjusted accordingly if the delivery of products pursuant to the agreement takes place more than 4 months following the conclusion of the contract and the sales prices for the products charged by the suppliers changes during this period.

2. If the cost factors which influence the compensation change following conclusion of the contract, or if the taxes payable in connection with this contract are changed, revoked or reintroduced, the monthly compensation may be adjusted in accordance with the changed circumstances.

3. The adjustment shall be made in writing and shall include communication of the amount and the point in time from which the change of compensation shall apply.

4. If, as a result of the adjustment pursuant to section 2--in relation to the overall leasing period to date--the compensation increases by more than an annual average of 5%, the customer shall be entitled to terminate the contract within a period of 4 weeks following receipt of the written notice of modification; said termination shall be effective on the date on which the new compensation would become effective in the absence of termination. Said termination right on the part of the customer shall not exist if new or modified taxes were the reason for the increase of compensation.